EXHIBIT 2. (vi)


                               A S S I G N M E N T
                              OF ISSUED U.S. PATENT
                              ---------------------


         WHEREAS, INTERNATIONAL BUSINESS MACHINES CORPORATION (hereinafter ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York 10594 is the owner of the following United States Patent:

Inventor(s)     Patent No.      Issue Date       Title
-----------     ----------      ----------       -----

Blum et al.     4,784,135       Nov. 15, 1988    Far Ultraviolet Surgical And
                                                 Dental Procedures

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.

         EXECUTED this 29th day of August 1997.



INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL



By  /s/ Marshall C. Phelps, Jr.      In the presence of:  /s/ Grazia T. Micewicz
    ---------------------------                           ----------------------
    Name: Marshall C. Phelps, Jr.                   Name: Grazia T. Micewicz
    Title: Vice President,
           Intellectual Property & Licensing

                               A S S I G N M E N T
                              OF ISSUED U.S. PATENT



         WHEREAS, INTERNATIONAL BUSINESS MACHINES CORPORATION (hereinafter ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York 10594 is the owner of the following United States Patent:

Inventor(s)     Patent No.    Issue Date     Title
-----------     ----------    ----------     -----

Braren et al.   4,925,523     May 15, 1990   Enhancement of Ultraviolet Laser
                                             Ablation And Etching Organic Solids

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.

         EXECUTED this 29th day of August 1997.



INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL



By  /s/ Marshall C. Phelps, Jr.      In the presence of:  /s/ Grazia T. Micewicz
    ---------------------------                           ----------------------
    Name: Marshall C. Phelps, Jr.                   Name: Grazia T. Micewicz
    Title: Vice President,
           Intellectual Property & Licensing

                                   ASSIGNMENT
                                   ----------
                                   (Australia)


         WHEREAS, INTERNATIONAL BUSINESS MACHINES CORPORATION (hereinafter ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York, USA 10594 is the owner of the following Australian Patents:

                                   PATENT NO.
                                   ----------
                                     570,225
                                     598,135

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri, USA 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.

         EXECUTED this 29th day of August 1997.

INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL



By  /s/ Marshall C. Phelps, Jr.       In the presence of: /s/ Grazia T. Micewicz
   -----------------------------                          ----------------------
    Name: Marshall C. Phelps, Jr.                    Name: Grazia T. Micewicz
    Title:  Vice President,
            Intellectual Property & Licensing

                               ASSIGNMENT DOCUMENT
                                    (Brazil)

By this instrument INTERNATIONAL BUSINESS MACHINE CORPORATION, a US corporation established at the State of New York,

before the two witnesses qualified below, assigns and transfers all rights, title and interest concerning the Brazilian patent PI 8306654 filed on December 2, 1983 to LASERSIGHT PATENTS, INC., a US corporation, established at the State of Delaware.


Date/Data:
Place/Local:




/s/ Marshall C. Phelps, Jr.                /s/ Michael R. Farris
------------------------------             ----------------------
INTERNATIONAL BUSINESS MACHINE             LASERSIGHT PATENTS, INC.
CORPORATION
Assignor/Cedente
Name/Nome: Marshall C. Phelps, Jr.         Assignee/CESSIONARIO
Nationality/Nacionalidade:                 Name/Nome: Michael R. Farris
Occupation/Cargo: Vice President           Nationality/Nacionalidade:
Intellectual Prperty & Licensing           Occupation/Cargo: President & CEO




/s/ Kim Shedlin                            /s/ Grazia T. Micewicz
---------------                            ----------------------
Witness/Testemunha:                        Witness/Testemunha:
Name/Nome: Kim Shedlin                     Name/Nome: Grazia T. Micewicz
Nationality/Nacionalidade:                 Nationality/Nacionalidade:
Occupation/Cargo: Executive Secretary      Occupation/Cargo: Executive Secretary
Adress/Endereco: IBM Corporation           Adress/Endereco:IBM Corporation
                   500 Columbus Ave.                        500 Columbus Ave.
                   Thornwood, NY 10594                      Thornwood, NY 10594

                                   ASSIGNMENT
                                   ----------
                                    (Canada)



         WHEREAS, INTERNATIONAL BUSINESS MACHINES CORPORATION (hereinafter ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York, USA 10594 is the owner of the following Canadian Patent:

                                   PATENT NO.
                                   ----------
                                    1,238,690

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri, USA 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.

         EXECUTED this 29th day of August 1997.

INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL



By  /s/ Marshall C. Phelps, Jr.     In the presence of:  /s/ Grazia T. Micewicz
    ---------------------------                          ----------------------
    Name: Marshall C. Phelps, Jr.                   Name: Grazia T. Micewicz
    Title: Vice President,
           Intellectual Property & Licensing

                                   ASSIGNMENT
                                   ----------
                                    (Europe)



         WHEREAS, INTERNATIONAL BUSINESS MACHINES CORPORATION (hereinafter ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York, USA 10594 is the owner of the following European Patents corresponding to European Patent No. 365,754:
                           COUNTRY          PATENT NO.
                           -------          ----------
                           France           365,754
                           Germany          68919328.9
                           United Kingdom   365,754

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri, USA 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.

         EXECUTED this 29th day of August 1997.


INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL



By  /s/ Marshall C. Phelps, Jr.      In the presence of:  /s/ Grazia T. Micewicz
    ---------------------------                           ----------------------
    Name: Marshall C. Phelps, Jr.                    Name: Grazia T. Micewicz
    Title: Vice President,
           Intellectual Property & Licensing

                                   ASSIGNMENT
                                   ----------
                                    (Europe)



         WHEREAS,   INTERNATIONAL  BUSINESS  MACHINES  CORPORATION  (hereinafter
ASSIGNOR) duly organized and existing under the laws of the State of New York, and having its principal office at 500 Columbus Avenue, Thornwood, New York, USA 10594 is the owner of the following European Patents corresponding to European Patent No. 111,060:
                           COUNTRY          PATENT NO.
                           -------          ----------
                           Austria          28,974
                           Belgium          111,060
                           France           111,060
                           Germany          3,373,055
                           Italy            111,060
                           Spain            850 4444 (application no. 527,415)
                           Sweden           111,060
                           Switzerland      111,060
                           United Kingdom   111,060

ASSIGNOR does, for adequate consideration received from LASERSIGHT PATENTS, INC. (hereinafter ASSIGNEE) duly organized and existing under the laws of the State of Delaware, and having its principal office at 12161 Lackland Road, St. Louis, Missouri, USA 63146 acknowledge receipt of such consideration and hereby sells, assigns and transfers unto ASSIGNEE, its successors and assigns, the entire right, title and interest in, to and under each said Letters Patent, including, though not in way of limitation, all rights of recovery for past infringement thereof.

AND said ASSIGNOR agrees, upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by the said ASSIGNEE for perfecting title of the patents hereby assigned.


         EXECUTED this 29th day of August 1997.


INTERNATIONAL BUSINESS
MACHINES CORPORATION                                 SEAL

By  /s/ Marshall C. Phelps, Jr       In the presence of:  /s/ Grazia T. Micewicz
    ---------------------------                           ----------------------
    Name: Marshall C. Phelps, Jr.                    Name: Grazia T. Micewicz
    Title: Vice President, Intellectual Property & Licensing

                               DEED OF ASSIGNMENT
                                     (Japan)


                  We, INTERNATIONAL BUSINESS MACHINES CORPORATION, of the United States of America in the State of New York do hereby declare that we assigned the entire rights in and relating to the following Japanese patents unto LASERSIGHT PATENTS, INC. of the United States in the State of Delaware effectively on the 29th day of August 1997;

                              Japanese Patent Nos.
                              --------------------
                                    1,838,057
                                    2,502,768

                           Dated this 29th day of August 1997



                           By:  /s/ Marshall C. Phelps, Jr.
                               ------------------------------
                               Marshall C. Phelps, Jr.
                               Vice President, Intellectual Property & Licensing